Exhibit 10.1

AMENDMENT TO LOAN AND SECURITY AGREEMENT

This AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of February 17, 2017, by and between MAINTECH, INCORPORATED (“Borrower”) and BANK OF AMERICA, N.A. (“Lender”).

W I T N E S S E T H :

WHEREAS, the parties hereto have entered into a Loan and Security Agreement dated as of February 17, 2016 (as amended or otherwise modified from time to time, the “Loan Agreement”) and various instruments, guaranties, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, restated, renewed, extended, substituted, modified or supplemented from time to time, collectively, the “Loan Documents”); and

WHEREAS, Borrower has requested that Lender amend certain provisions of the Loan Agreement; and

WHEREAS, Lender has agreed to accommodate Borrower’s request, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1	DEFINITIONS.

Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

SECTION 2	AMENDMENT.

The definition of “Revolver Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in  its entirety as follows:

 ““Revolver Termination Date” means March 17, 2017.”

SECTION 3	AMENDMENT AND EXTENSION FEE.

On the date hereof, in consideration of the amendment to the Loan Agreement requested by Borrower and agreed to by Lender, Borrower shall pay to Lender an amendment and extension fee in the amount of $5,000 (the “Amendment and Extension Fee”).  The Amendment and Extension Fee shall be fully earned, due and payable on the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever.

SECTION 4	PROVISIONS OF GENERAL APPLICATION

4.1 Representations in Loan Documents.  Each of the representations and warranties made by or on behalf of Borrower to Lender in any of the Loan Documents was true and correct when made and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by or on behalf of Borrower on the date hereof and in this Amendment (other than such representations and warranties that relate solely to a specific prior date, which such representation and warranties were true and correct in all material respects only as of that specific prior date).

Borrower hereby represents and warrants to Lender that (a) no Event of Default or act, omission, thing or condition which upon giving of notice or lapse of time, or both, might constitute an Event of Default, exists immediately prior to the execution of this Amendment and (b) no Event of Default or act, omission, thing or condition, which upon giving of notice or lapse of time, or both, might constitute an Event of Default, will exist immediately after the execution of this Amendment.

4.2 Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to the Lender by Borrower and are in full force and effect, as modified hereby.

4.3 Conditions to Effectiveness.  The effectiveness of the terms and provisions of this Amendment shall be subject to the receipt by Lender of: (a) this Amendment, duly authorized, executed and delivered by Borrower and Lender, and (b) the Amendment and Extension Fee.

4.4 Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.  The Loan Agreement and this Amendment shall be read and construed as one agreement.

4.5 Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

4.6 Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.7 Governing Law.  THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

4.8 Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of a signature page hereto by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Loan and Security Agreement as of the date first written above.

MAINTECH, INCORPORATED, as Borrower

By:	/s/ Kevin Hannon
	Name:	Kevin Hannon
	Title:	VP and Treasurer

BANK OF AMERICA, N.A., as Lender

By:	/s/ Robert Scalzitti
	Name:	Robert Scalzitti
	Title:	Senior Vice President

Amendment to Loan and Security Agreement